AMERICAN BEACON SELECT FUNDS LOGO

                  Supplement Dated September 30, 2008
                 To the Prospectus dated March 1, 2008
  As Supplemented April 18, 2008, September 16, 2008 and September 19, 2008
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   The subsection titled Redemption Policies in the section Purchase and
Redemption of Shares under About Your Investment is hereby supplemented as follows:

Effective September 19, 2008, proceeds from redemption requests from Money Market Fund shareholders of record exceeding $250,000 during any 90-day period will be made in pro rata payments of cash and in-kind distributions of securities received by the Money Market Fund upon redemption of its shares in the Money Market Portfolio of the Master Trust. Delivery of cash and securities from such redemptions may be made up to seven days after receiving the redemption request.

The Money Market Fund has implemented this procedure as a result of recent events in the securities markets to prevent redemptions from forcing the sale of securities and having a material adverse impact on the Money Market Fund and its remaining shareholders.